EXHIBIT 10.2
                                 MUTUAL RELEASE

     TO ALL WHO THESE PRESENTS SHALL COME OR MAY CONCERN, know that INTRATECH CAPITAL PARTNERS, LTD. ("INTRATECH"), on the one hand, and VERTICALBUYER, INC., a Delaware corporation, on the other, ("VBYR" and INTRATECH each individually and collectively referred to as "Party" or "Parties"), in consideration of the Payment (defined below), the receipt and adequacy of which are hereby acknowledged, release and discharge each other, each other's servants, agents, principals, affiliates, employees, attorneys, subsidiaries, parents, heirs, executors, administrators, successors and assigns from all actions, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, any and all claims and demands whatsoever, in law, admiralty or equity, which against the other, either Party, or either Party's servants, agents, affiliates, subsidiaries, parents, partners, heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Mutual Release.

     The Parties expressly warrant and covenant that each of them will not bring suit, claim or cause of action against the other or any of them in connection with any and all past, present and future claims, demands, obligations, causes of action or rights which each Party now has or which may hereinafter accrue respecting the Invoices.

     This Mutual Release is contingent upon INTRATECH's receipt of Seventeen Thousand Five Hundred and 00/100 ($17,500.00) dollars (the "Payment") from VBYR. Upon INTRATECH's receipt of the Payment, Gottbetter & Partners, as Escrow Agent, is hereby authorized to file the Release of Judgment attached hereto as Exhibit A with the County Court at Law No. 2, Dallas County, Texas.

     Whenever the text hereof requires, the use of the singular shall include the appropriate plural as the text of the within instrument may require and vice versa. This Mutual Release may not be changed orally. This Mutual Release shall be governed by and construed in accordance with the laws of the State of New York.

     This Mutual Release is not being signed under any duress, threat, undue influence and is being executed after adequate consultation with counsel of each Parties choosing.

     IN WITNESS WHEREOF, the Parties have executed this Mutual Release on the _____ day of ______________, 2004.


INTRATECH CAPITAL PARTNERS, LTD.                   VERTICALBUYER, INC.

By:   /s/ Harmon Hardy                   By:  /s/ Leslie Kent
   ------------------------------------     ------------------------------------
      Signature                               Signature

Harmon Hardy                             Leslie Kent
--------------------------------------   --------------------------------------
Name                                     Name

DIRECTOR                                 TREASURER
--------------------------------------   --------------------------------------
Title                                    Title

89 PICADILLY, #12                        WINTON LODGE
--------------------------------------   --------------------------------------
Address                                  Address

LONDON, W1J 7NE                          WINTON HILL
--------------------------------------   --------------------------------------
                                         STOCKBRIDGE, HANTS
--------------------------------------   --------------------------------------
                                         SO20 6HJ


Sworn to before me this 2nd              Affirmed to before me this 12th
day of March, 2004.                      day of March, 2004.


/s/ Paul Bryan                           /s/ Grace Parker
--------------------------------------   --------------------------------------
Signature Witnessed by:                  Solicitor
Paul Bryan                               Brockmans
Corporate Manager                        Solicitors
Barclays Bank PLC                        3 Clarendon Terrace
                                         Stockbridge, Hants. SO20 6EY

                                    EXHIBIT A

                               RELEASE OF JUDGMENT


     WHEREAS, on the 11th day of February, 2002, in the County Court at Law No. 2, Dallas County, in a cause styled Intratech Capital Partners, Ltd vs. Verticalbuyer, Inc., Cause No. CC-01-06374-B, Intratech Capital Partners, Ltd., Plaintiff, recovered a judgment in the sum of Thirty Two Thousand Dollars ($32,000) and Two Hundred Twenty Five Thousand (225,000) shares of the common stock of Verticalbuyer, Inc., Defendant, plus reasonable attorney fees found to be Ten Thousand Dollars ($10,000); and

     WHEREAS, said Plaintiff and Defendant have agreed to fully and finally settle all matters of controversy between them; and

     WHEREAS, Defendant has paid to the Plaintiff the sum of Seventeen Thousand Five Hundred Dollars ($17,500).

     NOW, THEREFORE, I, the Plaintiff, in consideration, hereby acknowledge payment of the above amount and do hereby release unto the said Verticalbuyer, Inc., his/her heirs and assignee, any and all liens heretofore existing by reason of such judgment upon any property of the said Verticalbuyer, Inc. whatsoever.

Witness  my  hand  this  2  day  of  March,  2004.

SIGNED  BY:

INTRATECH  CAPITAL  PARTNERS,  LTD.,  PLAINTIFF


By:  /s/ Harmon Hardy
     Name:  Harmon Hardy
     Title: Director                                 /s/ Paul Bryan
                                                     Signature Witnessed by:
    /s/ Leslie Kent                                  Paul Bryan
    Leslie Kent                                      Corporate Manager
    (for Vertical Buyer)                             Barclays Bank PLC

                                 ACKNOWLEDGEMENT

STATE  OF

COUNTY  OF

Before me, the undersigned solicitor, on this day personally appeared Leslie Kent, __________________ of Intratech Capital Partners,
Ltd., know to me to be the person whose name was subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

SUBSCRIBED AND AFFIRMED TO BEFORE ME on the 12th day of March, 2004, to certify which witness my hand and official seal.


/s/ Grace Parker
----------------
Solicitor
Brockmans
Solicitors
3 Clarendon Terrace
Stockbridge, Hants. SO20 6EY